Company Presentation – May 2016

2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, and the satisfaction of the conditions to the completion of the proposed combination of Ashford Inc. with Remington Holdings L.P. These and other risk factors are more fully discussed in each company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc., Ashford Hospitality Prime, Inc., Ashford Inc., or any of their respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Safe Harbor

Ashford, Inc. Vision 3 Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL Hig h Lo w  High growth, fee based business model  Highly aligned management team with 27% insider ownership  Low capital needs  Low volatility fee stream  Scalable platform with attractive margins  Diversified platform of multiple fee generators W Atlanta Downtown Atlanta, GA Marriott Fremont Fremont, CA Le Pavillon Hotel New Orleans, LA

Ashford, Inc. Overview 4 - Publicly Traded (NYSE: AHP) - 12 hotels – 3,717 owned rooms - Total Market Cap of $1.2 billion - High RevPAR portfolio - Luxury hotels - Gateway and resort markets - Conservative leverage - Insider ownership: 15% - Publicly Traded (NYSE: AHT) - 132 hotels – 27,950 owned rooms - Total Market Cap of $5.0 billion - Targets RevPAR below Ashford Prime - Investment across full- service and upper- upscale hotels - Opportunistic leverage - Insider ownership: 18% - 94 properties – 18,112 managed rooms - Assets located in 28 states and Washington, D.C. - Managed properties are either branded by one of five major franchisors or operated independently - Typical term of agreements (includes renewals) – 35 years - Project managed over $1 billion of development, renovations & other projects - Experience with every major brand in renovating, converting or repositioning hotels Real Estate Asset Management Real Estate Services Property Management Project Management Proposed Combination Long-Term Agreements All data as of May 2, 2016

Base Fee/Minimum Fee Base Fee: 0.70% x Total Market Capitalization Minimum Fee: Greater of 90% of the Base Fee paid in the same quarter of the prior year OR the Peer G&A Ratio x Total Market Capitalization Payable quarterly Incentive Fee 5% of the TSR outperformance (compared to defined peer set) times Equity Market Capitalization – fee is subject to a 25% outperformance cap Incentive Fee Payment Fee is determined annually and paid over 3 years in equal annual installments - up to 50% can be paid in stock at AHT/AHP election Other Payments/Fees Reimbursement for internal audit and other overhead costs Long-Term Advisory Agreements 5

110% 43% 28% 143% 277% 33% 5% 40% 77% -20% -35% -12% 123% 18% 31% 38% -100% -50% 0% 50% 100% 150% 200% 250% 300% Inception 10-Yr 9-Yr 8-Yr 7-Yr 6-Yr 5-Yr 4-Yr Peer Avg AHT Demonstrated Long-Term Track Record 6 (1) Since IPO on August 26, 2003 Peer average includes: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, RLJ, SHO Returns as of 5/2/16 Source: SNL Total Shareholder Return Long-term performance significantly outperforms peers (1)

Ashford Hospitality Prime Overview Bardessono Hotal & Spa Yountville, CA

Ashford Hospitality Prime Vision  Well defined strategy investing in luxury hotels in gateway and resort markets 8 Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL Chicago Sofitel WaterTower Chicago, IL  Grow platform through accretive acquisitions of high quality assets  Highly-aligned management team and organizational structure  Simple and straightforward investment profile  Grow organically through strong revenue initiatives  Maintain conservative capital structure with target Net Debt / EBITDA of 5.0x or less  Announced conclusion to strategic review and other initiatives to enhance stockholder value

Investment Strategy 9  Luxury hotels  Gateway and resort markets  Disciplined capital allocation  Lower leverage Investment Strategy Competitive Advantage  Material impact of one acquisition to portfolio given size  Market knowledge given existing presence across all Ashford companies  Opportunity for best in class Remington property management  Closing capability, speed, and industry relationships  Proven track record of value creating transactions

High Quality Portfolio



Marriott Seattle
Seattle, WA
Courtyard Seattle Downtown
Seattle, WA
Chicago Sofitel WaterTower
Chicago, IL
Courtyard Philadelphia
Philadelphia, PA
Bardessono Hotel & Spa
Yountville, CA
Capital Hilton
Washington D.C.
Courtyard San Francisco
San Francisco, CA
Renaissance Tampa
Tampa, FL
Hilton Torrey Pines
La Jolla, CA
Marriott Plano Legacy
Plano, TX
Pier House Resort
Key West, FL
The Ritz-Carlton St. Thomas
St. Thomas, BVI

ASHFORD HOSPITALITY PRIME

▲ *Ashford Prime Hotels*

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Portfolio Overview

	Location	Number of Rooms	TTM ADR[1]	TTM Occ.[1]	TTM RevPAR[1]	TTM Hotel EBITDA[1]	*% of Total*
Courtyard Philadelphia Downtown	Philadelphia, PA	499	$175	82%	$144	$12,236	*9.8%*
Marriott Plano Legacy	Dallas, TX	404	$196	71%	$138	$11,130	*8.9%*
Courtyard San Francisco Downtown	San Francisco, CA	405	$277	90%	$251	$14,127	*11.3%*
Courtyard Seattle Downtown	Seattle, WA	250	$196	80%	$157	$6,666	*5.3%*
Marriott Seattle Waterfront	Seattle, WA	358	$257	82%	$210	$14,436	*11.6%*
Renaissance Tampa	Tampa, FL	293	$181	78%	$142	$6,228	*5.0%*
Capital Hilton	Washington D.C.	550	$224	86%	$193	$15,809	*12.7%*
Hilton Torrey Pines	La Jolla, CA	394	$193	84%	$162	$12,346	*9.9%*
Chicago Sofitel Water Tower	Chicago, IL	415	$221	80%	$176	$8,248	*6.6%*
Pier House	Key West, FL	142	$399	90%	$359	$9,894	*7.9%*
Bardessono	Napa Valley, CA	62	$716	79%	$568	$4,236	*3.4%*
Ritz-Carlton St. Thomas	St. Thomas, BVI	180	$546	79%	$430	$9,328	*7.5%*
Total Portfolio		**3,952**	**$245**	**82%**	**$200**	**$124,684**	***100.0%***

- High quality portfolio with total ADR and RevPAR of $245 and $200, respectively for the TTM period
- Geographically diversified portfolio located in strong markets
- Highest TripAdvisor ranking among publicly-traded Hotel REITs[2]

ASHFORD HOSPITALITY PRIME

(1) As of March 31, 2016
(2) Wells Fargo Securities Research; Lodging: TripAdvisor Rankings (September 4, 2015)
Note: Hotel EBITDA in thousands

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Capital Structure and Net Working Capital  Conservative leverage in line with platform strategy  Targeted Net Debt / EBITDA of 5.0x  All debt is non-recourse, property level mortgage debt  Targeted cash balance of 25% to 30% of market capitalization  Maintain excess cash balance to capitalize on opportunities  Hedge unfavorable economic shocks  Dry powder to execute opportunistic acquisitions 12 Total Enterprise Value Net Working Capital As of March 31, 2016 (1) At market value as of May 2, 2016 Figures in millions except per share values Stock Price (As of May 2, 2016) $11.42 Fully Diluted Shares Outstanding 33.2 Equity Value $379.4 Plus: Convertible Preferred Equity 65.0 Plus: Debt 781.4 Total Market Capitalization $1,225.8 Less: Net Working Capital (165.8) Total Enterprise Value $1,060.0 Cash & Cash Equivalents $99.7 Restricted Cash 34.7 Investment in AIM REHE, LP 45.7 Accounts Receivable, net 13.5 Prepaid Expenses 4.7 Due From Affiliates, net (4.3) Due from Third Party Hotel Managers 11.7 Investment in Ashford Inc. (1) 8.9 Total Current Assets $214.6 Accounts Payable, net & Accrued Expenses $44.5 Dividends Payable 4.3 Total Current Liabilities $48.8 Net Working Capital $165.8

Ashford Hospitality Trust Overview W Atlanta Downtown Atlanta, GA

Ashford Hospitality Trust Vision  Opportunistic platform focused on full-service hotels 14  Management team more highly-aligned with shareholders than our peers  Appropriate use of financial leverage  Best in class hotel managers  Superior long-term total shareholder return performance  Announced strategy refinements to improve shareholder value

Investment Strategy 15  Full-service hotels  Upper-upscale hotels  Focus on all markets  Appropriate use of leverage  Focus on franchised properties where we can add significant value Investment Strategy Competitive Advantage  Increased deal flow  Less competition  Improves selectivity  More value-add opportunities  Core competency of Remington  Debt markets expertise  Extensive relationships with brokers, lenders, institutions, and brands  Portfolio opportunities given diverse asset locations and quality

High Quality, Geographically Diverse Portfolio



Embassy Suites Portland
Portland, OR
Le Meridien Minneapolis
Minneapolis, MN
Chicago Silversmith
Chicago, IL
Marriott Gateway
Arlington, VA
Westin Princeton
Princeton, NJ
Hilton Back Bay
Boston, MA
Marriott Fremont
Fremont, CA
The Churchill
Washington, D.C.
Marriott Beverly Hills
Beverly Hills, CA
Renaissance Nashville
Nashville, TN
W Atlanta Downtown
Atlanta, GA
Hilton Costa Mesa
Costa Mesa, CA
Hilton Santa Fe
Santa Fe, NM
Lakeway Resort & Spa
Austin, TX
Marriott Sugarland
Sugar Land, TX
Le Pavillon Hotel
New Orleans, LA
Crowne Plaza Key West
Key West, FL

Ashford Trust Hotels

ASHFORD HOSPITALITY TRUST

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Portfolio Overview 17 TTM Hotel EBITDA as of March 31, 2016 for 132 owned hotels as of May 2, 2016 Hotel EBITDA in thousands Hotel EBITDA by Brand Hotel EBITDA by Manager Hotel EBITDA by MSA Hotel EBITDA by Chainscale Top Ten Markets Marriott 50.6% Hilton 27.2% Hyatt 3.9% IHG 4.3% Starwood 7.8% InterContinental 0.5% Independent 5.8% Marriott 30.0% Hilton 5.3% Hyatt 3.2% Remington 58.7% Starwood 2.3% Interstate 0.4% Top 25 71.0% Top 50 20.1% Other 8.9% Upscale 34.6% Upper-Upscale 52.6% Luxury 4.5% Upper-Midscale 4.4% Independent 3.9% TTM Hotel % of EBITDA Total Washington DC Area $46,630 9.7% Los Angeles Metro Area $32,613 6.7% San Fran/Oakland, CA $32,465 6.7% NY/NJ Metro Area $31,697 6.6% Atlanta, GA $30,677 6.3% DFW, TX $25,964 5.4% Boston, MA $24,867 5.1% Nashville, TN $21,294 4.4% Orlando, FL $20,681 4.3% MN/St. Paul Area $16,027 3.3% Total Portfolio $483,164 100.0%

Capital Structure and Net Working Capital  Appropriate use of leverage to more cost effectively invest in the hotel cycle  Current net working capital of approximately $3.35 per share  All debt is non-recourse, property level mortgage debt  Targeted cash balance of 25% to 30% of market capitalization  Maintain excess cash balance to capitalize on opportunities  Hedge unfavorable economic shocks  Dry powder to execute opportunistic acquisitions 18 Enterprise Value Net Working Capital As of March 31, 2016 (1) At market value as of May 2, 2016 Figures in millions except per share values Stock Price (As of May 2, 2016) $5.74 Fully Diluted Shares Outstanding 116.3 Equity Value $667.6 Plus: Preferred Equity 393.9 Plus: Debt 3,900.8 Total Market Capitalization $4,962.2 Less: Net Working Capital (389.9) Total Enterprise Value $4,572.4 Cash & Cash Equivalents $226.9 Restricted Cash 162.0 Investment in AIM REHE, LP 52.9 Accounts Receivable, net 55.3 Prepaid Expenses 22.7 Due From Affiliates, net (9.1) Due from Third Party Hotel Managers 15.2 Market Value of Ashford, Inc. Investment(1) 27.2 Total Current Assets $553.2 Accounts Payable, net & Accrued Expenses $140.4 Dividends Payable 22.9 Total Current Liabilities $163.3 Net Working Capital $389.9

Proposed Remington Combination Overview  AINC has entered into an agreement to combine with Remington(1) for total transaction value of $299.5 million  916,500 subsidiary nonvoting common shares issued at $100 per share (current market value of $59.5 million)  $230 million in subsidiary convertible preferred stock • 6.625% yield • $120 conversion price (85% premium)(2)  $10 million cash consideration(3)  Remington sellers retain 20% of Remington through limited partner interests  AINC to create new subsidiary (“NewCo”) & contribute all assets to NewCo  Securities issued to sellers will be NewCo securities, but are intended to be economically equivalent to AINC securities  NewCo stock will be issued to sellers at 54% premium to pre-announcement market price of AINC stock(2) and 120% premium to current market price(4)  Sellers only taking 3% of the consideration in cash signifying strong belief in future prospects for AINC & Remington 19 (1) Remington Holdings LP and its affiliates. A 20% interest in Remington Holdings will be retained by the current owners. (2) Based on closing stock price of AINC as of September 17, 2015 (3) Paid out quarterly over 4 years (4) Based on closing stock price of AINC as of May 2, 2016

Proposed Remington Combination Overview (cont.)  Attractive valuation relative to the intrinsic value of the business and recent comparable transactions  Expected to be immediately accretive to AINC's normalized Adjusted Net Income Per Share  Subsidiary common shares issued at $100 per share, a 54% premium to pre- announcement market price of AINC(1) and 120% premium to current market price(2)  Subsidiary as-converted shares issued at 85% premium to pre-announcement market price of AINC(1)  Very little cash consideration for large transformational combination signifying strong belief by the sellers in the future growth prospects for AINC and Remington 20 (1) Based on closing stock price of AINC as of September 17, 2015 (2) Based on closing stock price of AINC as of May 2, 2016 Financial Benefits Strategic Benefits  Adds incremental incentive fees which are tied to property performance, not strictly shareholder returns, as is currently the case for AINC  Adds talented executives to help lead AINC’s growing platform  Enhances strong alignment of sellers through issuance of non-voting common equity and convertible preferred equity  Combination creates the only public, pure-play provider of asset and property management services to the lodging industry

Balance Sheet 21 As of March 31, 2016  Asset light business model  Cash available for investments  Currently no debt Figures in millions ASSETS Cash & Cash Equivalents $122.4 Restricted Cash 12.1 Investments in Securities 2.2 Receivables 2.9 Prepaid Expenses and Other 1.9 Due from Ashford Trust OP 7.1 Due from Ashford Prime OP 3.1 Deferred Tax Assets 0.0 Total Current Assets $151.6 Investments in Unconsolidated Affiliates $0.5 Furniture, Fixtures and Equipment, net 6.6 Deferred Tax Assets 2.1 Other Assets 4.0 Total Assets $164.8 LIABILITIES AND EQUITY Accounts Payable, net & Accrued Expenses $6.7 Due to Affiliates 1.7 Liabilities Associated with Investments 0.1 Deferred Compensation Plan 0.0 Other Liabilities 12.1 Total Current Liabilities $20.6 Accrued Expenses $0.2 Deferred Income 1.6 Deferred Compensation Plan 9.6 Total Liabilities $32.0 Redeemable Noncrontrolling Interest $1.1 Equity $131.7 Total Liabilities and Equity $164.8

Growth Opportunities  Organic growth of current Ashford Trust platform  Maximize shareholder value and outperform peers 22  Organic growth of current Ashford Prime platform  Maximize shareholder value and outperform peers  Incremental incentive fees tied to property performance  Increased cash flow and earnings of AINC  Expands AINCs high growth, fee based business  Maintains high alignment of management team

Key Takeaways  High growth, fee based business model 23  Asset light with very low capital requirements  Diversified fee generators  Strong management team with a long track record of creating shareholder value  Highly-aligned platform through high insider ownership

24 In connection with the Remington transaction, Ashford Inc. will file a proxy statement with the Securities and Exchange Commission (the “SEC”). SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the proxy statement when available and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov, or by directing a request by mail to Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, TX, 75254 or from Ashford Inc.’s website at www.ashfordinc.com. Ashford Inc. and certain of its directors and officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its shareholders that will occur in connection with the Remington transaction. Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in Ashford Inc.’s proxy statements and its Annual Report on Form 10-K previously filed with the SEC, and will be set forth in the proxy statement relating to the Remington transaction when the proxy statement becomes available. Copies of these documents can be obtained, without charge, at the SEC’s website at www.sec.gov, by directing a request to Ashford Inc. at the address above, or at www.ashfordinc.com. Additional Information and Where to Find it

Company Presentation – May 2016